UNITED STATES
             SECURITIES  AND  EXCHANGE  COMMISSION
                    Washington, D.C.  20549





                          FORM  8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): April 25, 2003


                    PRIDE COMPANIES, L.P.
     (Exact name of registrant as specified in its charter)



   Delaware              001-10473             75-2313597
(State or other   (Commission File Number)   (I.R.S. Employer
jurisdiction of                             Identification No.)
incorporation)



                     1209 North Fourth Street
                     Abilene, Texas  79601
      (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (915) 677-5444

Item 5.  Other Events

Pride Refining, Inc., the managing general partner of Pride Companies, L.P., "Pride," (OTC: PRDE) announced today that its Board of Directors has approved a one-for-100 reverse unit split for Pride.

Every 100 shares of Pride's existing common units will convert into one new common unit on the effective date of the split. Fractional units shall be rounded to the nearest whole unit (and a 0.5 unit shall be rounded to the next higher unit). The reverse unit split is scheduled to become effective as of the opening of business on May 5, 2003 and will reduce the total number of outstanding common units from 4,950,000 to approximately 49,500. The unit split will be administered by the company's transfer agent, Mellon Investor Services, not by Pride. More information about the unit split can be obtained by calling Mellon Investor Services at (888)-695-1646 (toll free).

Brad Stephens, Pride's chief executive officer said, "For a number of years now Pride's units have traded as a penny stock. We believe the split will adjust the trading price to reflect the improved financial condition of the Company as it has emerged from bankruptcy. We believe it will also improve Pride's financial flexibility and may eventually lower Pride's administrative expenses, including tax reporting and investor relations expenses."

Pride announced net income of $543,000 for the first quarter of 2003 compared to net income of $10,049,000 for the first quarter of 2002. Net income for the first quarter of 2002 included extraordinary gain from cancellation of indebtedness of $9,543,000, reorganization items of $204,000, and gain from sale of assets of $1,152,000. Net income for the first quarter of 2002, excluding the extraordinary gain, reorganization items and gain from sale of assets was negative $442,000. Operating income for the first quarter of 2003 was $541,000 compared to operating loss for the first quarter of 2002 of $513,000. The improvement was due to an increase in gross margins from refined products, particularly diesel.

Safe Harbor Statement: Certain information included in this release contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of Pride to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements. In connection with the safe harbor provisions of the Reform Act, Pride has identified important factors that could cause actual results to differ materially from such expectations, including operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to domestic and international economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy and competition. Reference is made to all of Pride's SEC filings, including Pride's December 31, 2002 10-K, incorporated herein by reference, for a description of such factors. Pride assumes no responsibility to update forward-looking information contained herein.

     Pride Companies, L.P., headquartered in Abilene, Texas, is a Delaware limited partnership and it owns and operates a common carrier products pipeline system and three products terminals in Abilene, Texas, San Angelo, Texas and Aledo, Texas, which are used to market conventional gasoline, low sulfur diesel fuel, and military aviation fuel.


Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

          99.1 Press Release, dated April 25, 2003.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PRIDE COMPANIES, L.P.

                                    By:  Pride Refining, Inc.,
                                         Managing General Partner


                                    By:  Brad Stephens
                                         Chief Executive Officer



Date: April 25, 2003

Exhibit 99.1



NEWS RELEASE





                        FOR IMMEDIATE RELEASE



                        PRIDE  COMPANIES, L.P.
        ANNOUNCES REVERSE UNIT SPLIT AND FIRST QUARTER EARNINGS

One-For-100 Reverse Split Effective May 5, 2003


ABILENE, TX , April 25, 2003 - Pride Refining, Inc., the managing general partner of Pride Companies, L.P., "Pride," (OTC: PRDE) announced today that its Board of Directors has approved a one-for-100 reverse unit split for Pride.

Every 100 shares of Pride's existing common units will convert into one new common unit on the effective date of the split. Fractional units shall be rounded to the nearest whole unit (and a 0.5 unit shall be rounded to the next higher unit). The reverse unit split is scheduled to become effective as of the opening of business on May 5, 2003 and will reduce the total number of outstanding common units from 4,950,000 to approximately 49,500. The unit split will be administered by the company's transfer agent, Mellon Investor Services, not by Pride. More information about the unit split can be obtained by calling Mellon Investor Services at (888)-695-1646 (toll free).

Brad Stephens, Pride's chief executive officer said, "For a number of years now Pride's units have traded as a penny stock. We believe the split will adjust the trading price to reflect the improved financial condition of the Company as it has emerged from bankruptcy. We believe it will also improve Pride's financial flexibility and may eventually lower Pride's administrative expenses, including tax reporting and investor relations expenses."

Pride announced net income of $543,000 for the first quarter of 2003 compared to net income of $10,049,000 for the first quarter of 2002.
Net income for the first quarter of 2002 included extraordinary gain from cancellation of indebtedness of $9,543,000, reorganization items of $204,000, and gain from sale of assets of $1,152,000. Net income for the first quarter of 2002, excluding the extraordinary gain, reorganization items and gain from sale of assets was negative $442,000. Operating income for the first quarter of 2003 was $541,000 compared to operating loss for the first quarter of 2002 of $513,000. The improvement was due to an increase in gross margins from refined products, particularly diesel.

Safe Harbor Statement: Certain information included in this release contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of Pride to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements. In connection with the safe harbor provisions of the Reform Act, Pride has identified important factors that could cause actual results to differ materially from such expectations, including operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to domestic and international economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy and competition. Reference is made to all of Pride's SEC filings, including Pride's December 31, 2002 10-K, incorporated herein by reference, for a description of such factors. Pride assumes no responsibility to update forward-looking information contained herein.


Contact:  Investor Relations
          325-677-5444, ext. 334

Pride Companies, L.P. - 1st Quarter 2003
Net income $0.07 per unit vs. $0.07




                                   2003                    2002

     Quarter ended March 31:

Revenues                       $   75,633,000          $  47,684,000

Net income before
  extraordinary gain           $      543,000          $     506,000

Extraordinary gain (1)         $            -          $   9,543,000

Net income                     $      543,000          $  10,049,000

Average units                       4,950,000              4,950,000

Basic and diluted income
  per Common Unit:
  Net income before
    extraordinary gain         $          .07          $        .07
  Extraordinary gain (1)       $            -          $          -
  Net income                   $          .07          $        .07

(1) The extraordinary gain for the first quarter of 2002 was allocated to Pride SGP the general partner of Pride Companies, L.P.; therefore, the basic and diluted extraordinary gain per Common Unit is zero.